UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Airgas, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 1, 2010

Dear Airgas Stockholder:

THE ANNUAL MEETING OF AIRGAS STOCKHOLDERS IS FAST APPROACHING –

PLEASE VOTE THE WHITE PROXY CARD TODAY

It is important that your shares are represented at the upcoming Annual Meeting, scheduled for September 15, 2010. The Airgas Board of Directors unanimously urges you to protect the value of your Airgas investment by promptly voting the enclosed WHITE proxy card “FOR” the three highly-qualified Airgas Directors and “AGAINST” Air Products’ proposed By-Law amendments. Please do NOT vote using any Gold proxy card or voting instruction form that you receive from Air Products. This is important, because only your latest-dated vote counts. Please simply discard any Gold proxy cards you receive.

WE BELIEVE AIR PRODUCTS’ NOMINEES AND PROPOSALS WOULD FACILITATE ITS GROSSLY INADEQUATE, OPPORTUNISTIC OFFER

We believe Air Products’ hostile offer grossly undervalues your company and does not fairly compensate stockholders for Airgas’ scarcity value, extraordinary track record, outstanding recent results, excellent growth prospects or industry-leading position.

Air Products’ proposed By-Law amendments call for a second meeting to elect directors, to be held only four months after the 2010 Annual Meeting and in the same fiscal year. We believe such an early meeting is designed to and would impede the Airgas Board’s ability to obtain an appropriate price from Air Products or explore other strategies.

➢

You should be aware that Airgas and its Directors have made a binding commitment to call a Special Meeting of Stockholders on June 21, 2011, if Air Products’ January Meeting Proposal does not receive support from a majority of the votes represented and entitled to vote at the September 2010 Annual Meeting. This Special Meeting would give stockholders the ability to vote for a number of individuals so that, if a plurality of Airgas stockholders vote for these nominees, these nominees, together with any Air Products nominees elected at the September 2010 Annual Meeting, would constitute a majority of the Airgas Board.

MAKE SURE YOUR VOTE COUNTS FOR AIRGAS

Whether or not you plan to attend the Airgas Annual Meeting, you have the opportunity to protect your investment by promptly voting the WHITE proxy card. We urge you to vote by telephone, by Internet, or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

•	A Gold proxy card will cancel any vote you previously executed using a WHITE proxy card or voting instruction form, even if you vote “withhold” on the Air Products nominees.

•	Your Company asks that you vote the WHITE proxy card: “FOR” the Airgas nominees and “AGAINST” Air Products’ By-Law amendments.

If you have questions about how to vote your shares, please contact Innisfree M&A Incorporated, which is assisting Airgas in this matter, toll-free at (877) 687-1875.

On behalf of the Board of Directors,

/s/ Peter McCausland

Peter McCausland

Chairman and Chief Executive Officer

The Important Annual Meeting is Just Two Weeks Away—

We Encourage You to Vote Promptly—by Telephone or by Internet, or by Mail.

If you have questions about how to vote your shares on the WHITE proxy card,

or need additional assistance, please contact the firm

assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free: (877) 687-1875

Banks and Brokers Call Collect: (212) 750-5833

IMPORTANT

We urge you NOT to sign any Gold proxy card sent to you by Air Products.

IMPORTANT INFORMATION

In connection with its 2010 Annual Meeting of Stockholders, Airgas, Inc. has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). INVESTORS AND STOCKHOLDERS OF AIRGAS ARE URGED TO READ THE PROXY STATEMENT FOR THE 2010 ANNUAL MEETING IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. In response to the tender offer proposed by Air Products and Chemicals, Inc. referred to in this communication, Airgas has filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9, as amended. STOCKHOLDERS OF AIRGAS ARE ADVISED TO READ AIRGAS’ SOLICITATION/ RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS AMENDED, IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of Air Products. Investors and stockholders will be able to obtain free copies of Airgas’ definitive proxy statement, the Solicitation/Recommendation Statement on Schedule 14D-9, any amendments or supplements to the proxy statement and/or the Schedule 14D-9, any other documents filed by Airgas in connection with the 2010 Annual Meeting and/or the tender offer by Air Products, and other documents filed with the SEC by Airgas at the SEC’s website at www.sec.gov. Free copies of the definitive proxy statement, the Solicitation/ Recommendation Statement on Schedule 14D-9, and any amendments and supplements to these documents are also available in the “Investor Information” section of the Company’s website at www.airgas.com, or through the following web address: http://investor.shareholder.com/arg/airgascontent.cfm. Airgas and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with its 2010 Annual Meeting. Detailed information regarding the names, affiliations and interests of Airgas’ directors and executive officers is available in the definitive proxy statement for the 2010 Annual Meeting, which was filed with the SEC on July 23, 2010. To the extent holdings of Airgas securities have changed, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

FORWARD-LOOKING STATEMENTS

This communication contains statements that are forward looking. Forward-looking statements include the statements identified as forward-looking in the Company’s press release announcing its quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words “believes,” “may,” “plans,” “will,” “could,” “should,” “estimates,” “continues,” “anticipates,” “intends,” “expects” and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved. Airgas assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in the Company’s press release announcing its quarterly earnings, as well as other factors described in the Company’s reports, including its March 31, 2010 Form 10-K, subsequent Forms 10-Q, and other forms filed by the Company with the Securities and Exchange Commission. The Company notes that forward-looking statements made in connection with a tender offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995. The Company is not waiving any other defenses that may be available under applicable law.